Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

MARCH 31, 2015

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2015

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2015 Acquisitions and Dispositions	21
Summary of Real Estate Held For Sale	22

Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015.

CEDAR REALTY TRUST REPORTS

FIRST QUARTER 2015 RESULTS

Port Washington, New York – May 5, 2015 – Cedar Realty Trust, Inc. (NYSE:CDR) today reported results for the first quarter ended March 31, 2015.

Operating Highlights

•	Operating funds from operations (Operating FFO) of $0.13 per diluted share

•	Same-property net operating income (NOI) increased 2.0% including redevelopments and 1.2% excluding redevelopments

•	Signed 33 new and renewal leases for 312,900 square feet

•	Comparable cash-basis lease spreads of 8.3%

•	Total portfolio 93.1% leased and same-property portfolio 93.7% leased at quarter-end

Summary of Previously-Announced Activities

•	On January 12, 2015, the Company issued 5.75 million common shares for net proceeds of $41.9 million

•	On January 23, 2015, the Company acquired Lawndale Plaza located in Philadelphia, Pennsylvania for $25.2 million

•	On February 5, 2015, the Company closed $100 million of new unsecured term loans ($50 million five-year term loan borrowed at closing and $50 million seven-year term loan to be drawn by July 1, 2015), effectively prefunding all 2015 mortgage debt maturities

•	On February 5, 2015, the Company extended the maturity dates of its unsecured revolving credit facility from August 1, 2016 to February 5, 2019 and its previously outstanding $50 million term loan from August 1, 2018 to February 5, 2020

•	On February 27, 2015, the Company acquired the remaining 60% interest in New London Mall located in New London, Connecticut for $27.3 million resulting in the property now being wholly-owned

“During the first quarter of 2015, we continued to advance our long-term business plan. Our acquisitions, solid leasing results, equity offering and debt refinancing activities all strengthen the Company’s foundation that is being established to deliver long-term shareholder value creation,” commented Bruce Schanzer, President and CEO.

Financial Results

Operating FFO for first quarter 2015 was $10.6 million or $0.13 per diluted share, compared to $10.3 million or $0.13 per diluted share for the same period in 2014. NAREIT-defined FFO for first quarter 2015 was $10.1 million or $0.12 per diluted share, compared to $7.3 million or $0.09 per diluted share for the same period in 2014. The principal differences between Operating FFO and NAREIT-defined FFO are acquisition costs and debt extinguishment amounts.

Net loss attributable to common shareholders for first quarter 2015 was $(123,000) or $(0.00) per diluted share, compared to $(1.8) million or $(0.03) per diluted share for the same period in 2014.

Portfolio Results

Same-property NOI for the quarter increased 2.0% including redevelopments and 1.2% excluding redevelopments. Results for 2015 included higher snow removal costs.

During first quarter 2015, the Company signed 33 leases for 312,900 square feet. On a comparable space basis, the Company leased 285,500 square feet at a positive lease spread of 8.3% on a cash basis (new leases increased 12.1% and renewals increased 7.3%).

The Company’s total portfolio, excluding properties held for sale, was 93.1% leased at March 31, 2015, compared to 93.1% at December 31, 2014 and 93.5% at March 31, 2014. The Company’s same-property portfolio was 93.7% leased at March 31, 2015, compared to 93.9% at December 31, 2014 and 94.0% at March 31, 2014.

Balance Sheet

As of March 31, 2015, the Company had $184.0 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization (EBITDA) of 7.4 times. Additionally, as previously announced, the Company has effectively prefunded its 2015 mortgage maturities with $100 million of unsecured term loans.

2015 Guidance

The Company reaffirms its previously-announced 2015 guidance at a range of $0.51 to $0.54 per diluted share for Operating FFO and a range of $0.50 to $0.53 per diluted share for NAREIT-defined FFO. The principal difference in 2015 guidance between Operating FFO and NAREIT-defined FFO is acquisition costs.

Quarterly Dividends

The Company will pay a cash dividend of $0.05 per share on the Company’s common stock and $0.453125 per share on the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock on May 20, 2015 to shareholders of record as of the close of business on May 8, 2015.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful in understanding financial performance and provides a relevant basis for comparison among REITs. The Company also presents Operating Funds From Operations (Operating FFO), which excludes certain items that are not indicative of the operating results provided by the Company’s core portfolio and that affect the comparability of the Company’s period-over-period performance. A reconciliation of net income (loss) attributable to common shareholders to FFO and Operating FFO for the three months ended March 31, 2015 and 2014 is detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended March 31, 2015. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, May 5, 2015, at 5:00 PM (ET) to discuss the first quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on May 5, 2015, until midnight (ET) on May 19, 2015. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13603949 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 59 properties, with approximately 9.3 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Chief Financial Officer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2015	2014
ASSETS
Real estate
Land	$315,807,000	$312,868,000
Buildings and improvements	1,183,270,000	1,163,305,000

	1,499,077,000	1,476,173,000
Less accumulated depreciation	(274,456,000)	(267,211,000)

Real estate, net	1,224,621,000	1,208,962,000
Real estate held for sale	16,749,000	16,508,000
Cash and cash equivalents	3,771,000	3,499,000
Restricted cash	7,845,000	7,859,000
Receivables	21,308,000	18,405,000
Other assets and deferred charges, net	32,643,000	31,546,000

TOTAL ASSETS	$1,306,937,000	$1,286,779,000

LIABILITIES AND EQUITY
Mortgage loans payable	$361,267,000	$393,388,000
Unsecured revolving credit facility	48,000,000	72,000,000
Unsecured term loans	250,000,000	200,000,000
Accounts payable and accrued liabilities	24,563,000	22,364,000
Unamortized intangible lease liabilities	23,674,000	23,776,000

Total liabilities	707,504,000	711,528,000

Noncontrolling interest - limited partners’ mezzanine OP Units	389,000	396,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders’ equity	406,667,000	378,891,000
Minority interests in consolidated joint ventures	(655,000)	2,872,000
Limited partners’ OP Units	2,371,000	2,431,000

Total equity	599,044,000	574,855,000

TOTAL LIABILITIES AND EQUITY	$1,306,937,000	$1,286,779,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
	2015	2014

PROPERTY REVENUES
Rents	$28,962,000	$28,540,000
Expense recoveries	9,621,000	9,117,000
Other	52,000	55,000

Total property revenues	38,635,000	37,712,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	8,344,000	8,168,000
Real estate and other property-related taxes	4,687,000	4,551,000

Total property operating expenses	13,031,000	12,719,000

PROPERTY OPERATING INCOME	25,604,000	24,993,000

OTHER EXPENSES AND INCOME
General and administrative	3,919,000	3,524,000
Acquisition costs	499,000	2,870,000
Depreciation and amortization	9,508,000	9,448,000
Impairment charges	1,109,000	88,000

Total other expenses and income	15,035,000	15,930,000

OPERATING INCOME	10,569,000	9,063,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(7,278,000)	(8,071,000)
Early extinguishment of debt costs	(57,000)	(88,000)

Total non-operating income and expense	(7,335,000)	(8,159,000)

INCOME FROM CONTINUING OPERATIONS	3,234,000	904,000

DISCONTINUED OPERATIONS
Income from operations	12,000	864,000
Impairment reversals/(charges), net	153,000	(58,000)

Total income from discontinued operations	165,000	806,000

NET INCOME	3,399,000	1,710,000

Add, net loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	78,000	66,000
Limited partners’ interest in Operating Partnership	2,000	11,000

Total net loss attributable to noncontrolling interests	80,000	77,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	3,479,000	1,787,000

Preferred stock dividends	(3,602,000)	(3,602,000)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(123,000)	$(1,815,000)

PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$(0.01)	$(0.04)
Discontinued operations	0.01	0.01

	$(0.00)	$(0.03)

Weighted average number of common shares - basic and diluted	80,719,000	74,620,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets

	March 31,	December 31,
	2015	2014

Construction in process (included in buildings and improvements)	$7,049,000	$11,032,000

Receivables
Rents and other tenant receivables, net	$6,201,000	$3,479,000
Straight-line rents	15,107,000	14,926,000

	$21,308,000	$18,405,000

Other assets and deferred charges, net
Lease origination costs	$18,101,000	$18,180,000
Financing costs	6,416,000	4,256,000
Prepaid expenses	6,964,000	6,689,000
Other	1,162,000	2,421,000

	$32,643,000	$31,546,000

Statements of Operations

	Three months ended March 31,
	2015	2014
Rents
Base rents	$27,792,000	$27,091,000
Percentage rent	144,000	121,000
Straight-line rents	196,000	187,000
Amortization of intangible lease liabilities, net	830,000	1,141,000

	$28,962,000	$28,540,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2015	2014

Net loss attributable to common shareholders	$(123,000)	$(1,815,000)
Real estate depreciation and amortization	9,427,000	9,361,000
Limited partners’ interest	(2,000)	(11,000)
Impairment charges, net	956,000	146,000
Consolidated minority interests:
Share of loss	(78,000)	(66,000)
Share of FFO	(126,000)	(307,000)

Funds From Operations (“FFO”)	10,054,000	7,308,000
Adjustments for items affecting comparability:
Acquisition costs	499,000	2,870,000
Early extinguishment of debt costs	57,000	88,000

Operating Funds From Operations (“Operating FFO”)	$10,610,000	$10,266,000

FFO per diluted share:	$0.12	$0.09

Operating FFO per diluted share:	$0.13	$0.13

Weighted average number of diluted common shares:
Common shares	84,302,000	78,289,000
OP Units	393,000	480,000

	84,695,000	78,769,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$198,000	$196,000
Amortization of intangible lease liabilities	804,000	1,080,000
Non-real estate amortization	502,000	684,000
Share-based compensation, net	804,000	790,000
Maintenance capital expenditures (a)	312,000	413,000
Lease related expenditures (b)	508,000	809,000
Development and redevelopment capital expenditures	1,159,000	2,404,000
Capitalized interest and financing costs	163,000	201,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2015	2014
EBITDA Calculation

Income from continuing operations	$3,234,000	$904,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	7,335,000	8,159,000
Depreciation and amortization	9,508,000	9,448,000
Minority interests share of consolidated joint venture EBITDA	(442,000)	(816,000)
Discontinued operations:
Income from operations	12,000	864,000
Interest expense	—	401,000

EBITDA	19,647,000	18,960,000
Adjustments for items affecting comparability:
Impairment charges	1,109,000	88,000
Acquisition costs	499,000	2,870,000

Adjusted EBITDA	$21,255,000	$21,918,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$642,947,000	$743,669,000
Pro-rata share of unrestricted cash and cash equivalents	(3,685,000)	(4,043,000)

	$639,262,000	$739,626,000

Pro-rata fixed charges (a)
Interest expense (b)	$6,689,000	$7,547,000
Preferred stock dividends	3,602,000	3,602,000
Scheduled mortgage repayments	1,541,000	2,302,000

	$11,832,000	$13,451,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.4x	7.9x
Interest coverage ratio (based on Adjusted EBITDA)	3.2x	2.9x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.8x	1.6x

(a)	Includes properties “held for sale”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold, and (ii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of March 31, 2015

		Interest
Property	Maturity Date	Rate	Amounts
Fixed-rate mortgages:
Pine Grove Plaza	Sep 2015	5.0%	$5,162,000
Groton Shopping Center	Oct 2015	5.3%	11,007,000
Quartermaster Plaza	Oct 2015	5.3%	41,493,000
Southington Center	Nov 2015	5.1%	5,174,000
Jordan Lane	Dec 2015	5.5%	11,777,000
Oakland Mills	Jan 2016	5.5%	4,429,000
Franklin Village Plaza	Aug 2016	4.1%	41,130,000
West Bridgewater Plaza	Sep 2016	6.2%	10,234,000
Carman’s Plaza	Oct 2016	6.2%	33,500,000
Hamburg Square	Oct 2016	6.1%	4,706,000
Meadows Marketplace	Nov 2016	5.6%	9,378,000
San Souci Plaza (a)	Dec 2016	6.2%	27,200,000
Camp Hill	Jan 2017	5.5%	62,215,000
Golden Triangle	Feb 2018	6.0%	19,222,000
Gold Star Plaza	May 2019	7.3%	1,211,000
Swede Square	Nov 2020	5.5%	9,956,000
Colonial Commons	Feb 2021	5.5%	26,129,000
The Point	Nov 2022	4.5%	28,871,000
Metro Square	Nov 2029	7.5%	7,935,000

Total fixed-rate mortgages	weighted average	5.4%	360,729,000
Net unamortized premium			538,000

Total mortgage debt, net			361,267,000

Unsecured debt:
Variable-rate (b):
Revolving credit facility (c)	Feb 2019	1.5%	48,000,000
Term loan (d)	Feb 2020	1.5%	50,000,000
Term loan	Feb 2020	1.6%	50,000,000

Fixed-rate:
Term loan (e)	Feb 2019	2.9%	75,000,000
Term loan (e)	Feb 2021	4.0%	75,000,000
Term loan ($50.0 million to be borrowed by July 1, 2015) (f)	Feb 2022	—	—

Total unsecured debt	weighted average	2.5%	298,000,000

Total debt	weighted average	4.1%	$659,267,000

Pro-rata share of total debt reconciliation:
Total debt			$659,267,000
Less pro-rata share attributable to joint venture minority interest			(16,320,000)

Pro-rata share of total debt			$642,947,000

Fixed to variable rate-debt ratio:
Fixed-rate debt		77.0%	$494,947,000
Variable-rate debt		23.0%	148,000,000

		100.0%	$642,947,000

(a)	The Company has a 40% ownership interest in this joint venture.
(b)	For variable-rate debt, rate in effect as of March 31, 2015.
(c)	Subject to a one-year extension option.
(d)	Beginning on July 1, 2015 through maturity, the Company has a forward interest rate swap that effectively converts this variable rate debt to a fixed rate of 2.8%.
(e)	The Company has entered into forward interest rate swap agreements which convert the LIBOR rates to fixed rates for the full term of the loans.
(f)	Beginning on July 1, 2015 through maturity, the Company has a forward interest rate swap that effectively converts this variable rate debt to a fixed rate of 3.3%.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of March 31, 2015

	Secured Debt		Unsecured Debt
	Scheduled	Balloon	Revolving		Term
Year	Amortization	Payments	Credit Facility		Loans	Total

2015	$4,220,000	$73,844,000	$—		$—	$78,064,000
2016	4,220,000	128,564,000	—		—	132,784,000
2017	2,439,000	60,478,000	—		—	62,917,000
2018	2,148,000	18,007,000	—		—	20,155,000
2019	2,036,000	—	48,000,000	(a)	75,000,000	125,036,000
2020	1,981,000	8,849,000	—		100,000,000	110,830,000
2021	1,244,000	22,367,000	—		75,000,000	98,611,000
2022	1,039,000	24,323,000	—		—	25,362,000
Thereafter	4,498,000	472,000	—		—	4,970,000

	$23,825,000	$336,904,000	$48,000,000		$250,000,000	658,729,000

Net unamortized premium						538,000

						$659,267,000

(a)	Subject to a one-year extension option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	100.0%	$22.75	Big Y	63,817
Brickyard Plaza	2004	227,193	85.4%	8.69	Home Depot	103,003
					Kohl’s	58,966
					Michaels	21,429
Groton Shopping Center	2007	117,186	88.0%	11.53	TJ Maxx	30,000
					Goodwill	21,306
Jordan Lane	2005	177,504	96.6%	11.22	Stop & Shop	60,632
					CW Price	39,280
					Retro Fitness	20,283
New London Mall	2009	259,566	91.8%	15.12	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.24	Walmart	95,482
					NAMCO	20,000

Total Connecticut		1,128,496	93.2%	11.78

Maryland
Metro Square	2008	71,896	100.0%	19.39	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	14.05	Food Lion	43,470
San Souci Plaza (b)	2009	264,134	79.3%	10.46	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Maximum Health and Fitness	15,612
Valley Plaza	2003	190,939	100.0%	5.12	K-Mart	95,810
					Ollie’s Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	87.3%	13.79	Food Lion	37,692

Total Maryland		744,175	90.0%	10.90

Massachusetts
Fieldstone Marketplace	2005/2012	193,970	94.0%	10.57	Shaw’s	68,000
					Flagship Cinema	41,975
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,096	90.6%	20.77	Stop & Shop	75,000
					Marshalls	26,890
					Team Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.49	Work Out World	42,997
					CW Price	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	102,459	98.2%	8.98	Hannaford Brothers	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	98.8%	13.59	Stop & Shop	74,977
Timpany Plaza	2007	183,775	98.9%	7.45	Stop & Shop	59,947
					Big Lots	28,027
					Gardner Theater	27,576
Webster Plaza	2007	101,824	100.0%	10.25	Price Chopper	58,545
West Bridgewater Plaza	2007	133,039	78.1%	9.78	Shaw’s	57,315
					Planet Fitness	15,000

Total Massachusetts		1,307,726	93.7%	11.93

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
New Jersey
Carll’s Corner	2007	129,582	84.7%	8.79	Acme Markets	55,000
					Peebles	18,858
Pine Grove Plaza	2003	86,089	95.1%	11.59	Peebles	24,963
Washington Center Shoppes	2001	157,394	92.6%	9.38	Acme Markets	66,046
					Planet Fitness	20,742

Total New Jersey		373,065	90.4%	9.73

New York
Carman’s Plaza	2007	194,082	75.6%	19.47	Pathmark	52,211

					Home Goods	25,806
					Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	2001	137,415	91.4%	14.51	Acme Markets	50,918
Camp Hill	2002	461,560	99.3%	14.18	Boscov’s	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Orthopedic Inst of PA	40,904
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	461,914	90.0%	13.82	Giant Foods	67,815
					Dick’s Sporting Goods	56,000
					LA Fitness	41,325
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David’s Furniture	24,970
					Office Max	23,500
					Old Navy	15,500
Crossroads II (c)	2008	133,717	93.7%	20.06	Giant Foods	78,815
Fairview Commons	2007	42,314	56.2%	10.20	Family Dollar	10,789
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	93.3%	8.73	Redner’s	48,920
Golden Triangle	2003	202,943	94.6%	12.75	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	12.66	Giant Foods	32,000
Hamburg Square	2004	99,580	95.2%	6.47	Redner’s	56,780
					Peebles	19,683
Lawndale Plaza	2015	93,282	97.7%	18.06	Shop Rite	63,342
Maxatawny Marketplace	2011	58,339	100.0%	12.21	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	100.0%	15.69	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	11.76	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.10	Redner’s	53,019
Palmyra Shopping Center	2005	111,051	94.5%	6.86	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	154,908	88.4%	14.10	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,364	91.4%	14.38	Home Depot	150,000
					BJ’s Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
River View Plaza	2003	226,786	90.2%	19.77	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	283,415	85.4%	14.33	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell’s	20,000
Swede Square	2003	100,816	97.0%	17.44	LA Fitness	37,200
The Commons	2004	203,426	87.5%	8.19	Bon-Ton	54,500
					Shop ‘n Save	52,654
					TJ Maxx	24,404
The Point	2000	268,037	97.1%	12.59	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	88.2%	9.73	Kohl’s	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
Trexlertown Plaza	2006	313,929	87.8%	12.08	Giant Foods	78,335
					Hobby Lobby	57,512
					Redner’s	47,900
					Big Lots	33,824
					Tractor Supply	19,097
Upland Square	2007	394,598	94.1%	17.71	Giant Foods	78,900
					Carmike Cinema	45,276
					LA Fitness	42,000
					Best Buy	30,000
					TJ Maxx	25,000
					Bed, Bath & Beyond	24,721
					A.C. Moore	21,600
					Staples	18,336

Total Pennsylvania		4,982,564	92.5%	13.85

Virginia
Coliseum Marketplace	2005	106,648	100.0%	16.26	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,250	86.3%	9.48	Food Lion	38,272
Fredericksburg Way	2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	2005	71,639	96.6%	14.04	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Giant Foods	63,328
Kempsville Crossing	2005	79,512	98.4%	10.64	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	10.69	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216

Total Virginia		556,293	97.2%	12.48

Total (93.1% leased at March 31, 2015)		9,286,401	92.4%	$12.94

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property, based on GLA.
(b)	The Company has a 40% ownership interest in this joint venture.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Leases Signed	Square Feet	New Rent Per. Sq. Ft (a)	Prior Rent Per. Sq. Ft (a)	Cash Basis % Change	Tenant Improvements Per. Sq. Ft (b)	Average Lease Term (Yrs)

Total Comparable Leases
1st Quarter 2015	30	285,500	$9.65	$8.91	8.3%	$4.67	5.4
4th Quarter 2014	30	224,600	$16.26	$14.74	10.3%	$3.11	5.3
3rd Quarter 2014	36	173,300	$17.40	$16.01	8.8%	$1.25	5.0
2nd Quarter 2014	55	355,000	$13.29	$12.21	8.9%	$0.67	5.5

Total	151	1,038,400	$13.62	$12.48	9.1%	$2.40	5.3

New Leases - Comparable
1st Quarter 2015	8	53,800	$11.43	$10.20	12.1%	$24.80	7.8
4th Quarter 2014	3	20,600	$17.27	$15.29	12.9%	$33.94	7.4
3rd Quarter 2014	5	12,300	$25.02	$23.29	7.4%	$17.62	7.0
2nd Quarter 2014	11	62,000	$11.72	$10.86	8.0%	$3.85	9.1

Total	27	148,700	$13.49	$12.26	10.0%	$16.74	8.3

Renewals - Comparable
1st Quarter 2015	22	231,700	$9.24	$8.61	7.3%	$0.00	4.8
4th Quarter 2014	27	204,000	$16.16	$14.68	10.0%	$0.00	5.1
3rd Quarter 2014	31	161,000	$16.82	$15.45	8.9%	$0.00	4.8
2nd Quarter 2014	44	293,000	$13.62	$12.49	9.0%	$0.00	4.7

Total	124	889,700	$13.64	$12.52	9.0%	$0.00	4.9

Total Comparable and Non-Comparable
1st Quarter 2015	33	312,900	$10.03	N/A	N/A	$4.26	5.9
4th Quarter 2014	31	232,800	$16.38	N/A	N/A	$3.00	5.5
3rd Quarter 2014	41	187,800	$17.83	N/A	N/A	$1.30	5.1
2nd Quarter 2014	61	380,000	$13.41	N/A	N/A	$1.38	5.8

Total	166	1,113,500	$13.83	N/A	N/A	$2.51	5.6

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of March 31, 2015

Tenant	Number of stores	GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Top twenty tenants (a):
Giant Foods	12	785,000	8.5%	$11,736,000	$14.95	10.6%
LA Fitness	7	282,000	3.0%	4,732,000	16.78	4.3%
Shop Rite	3	182,000	2.0%	2,945,000	16.18	2.7%
Stop & Shop	4	271,000	2.9%	2,815,000	10.39	2.5%
Farm Fresh	4	196,000	2.1%	2,235,000	11.40	2.0%
Home Depot	2	253,000	2.7%	2,101,000	8.30	1.9%
Dollar Tree	19	190,000	2.0%	2,014,000	10.60	1.8%
Staples	6	125,000	1.3%	2,002,000	16.02	1.8%
BJ’s Wholesale Club	1	118,000	1.3%	1,683,000	14.26	1.5%
Redner’s	4	207,000	2.2%	1,538,000	7.43	1.4%
United Artist	1	78,000	0.8%	1,454,000	18.64	1.3%
Marshalls	6	170,000	1.8%	1,437,000	8.45	1.3%
Shaw’s	2	125,000	1.3%	1,431,000	11.45	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.3%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.1%
Walmart	3	192,000	2.1%	1,193,000	6.21	1.1%
Ukrop’s Supermarket	1	63,000	0.7%	1,163,000	18.46	1.0%
Food Lion	4	152,000	1.6%	1,118,000	7.36	1.0%
Kohl’s	2	147,000	1.6%	1,113,000	7.57	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	0.9%

Sub-total top twenty tenants	85	3,765,000	40.5%	46,385,000	12.32	41.8%

Remaining tenants	783	4,812,000	51.8%	64,627,000	13.43	58.2%

Sub-total all tenants (b)	868	8,577,000	92.4%	$111,012,000	$12.94	100.0%

Vacant space	N/A	709,000	7.6%

Total	868	9,286,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1)	Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ’n Save (GLA of 53,000; annualized base rent of $120,000), (3) Marshalls, TJ Maxx (GLA of 79,000; annualized base rent of $764,000) and Home Goods (GLA of 51,000; annualized base rent of $609,000), and (4) Shaw’s and Acme Markets (GLA of 172,000; annualized base rent of $781,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

	Occupied GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Large tenants	6,009,000	70.1%	$64,803,000	$10.78	58.4%
Small tenants	2,568,000	29.9%	46,209,000	17.99	41.6%

Total	8,577,000	100.0%	$111,012,000	$12.94	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2015

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents

Month-To-Month	61	290,000	3.4%	$3,144,000	$10.84	2.8%
2015	79	493,000	5.7%	5,736,000	11.63	5.2%
2016	138	784,000	9.1%	10,884,000	13.88	9.8%
2017	117	844,000	9.8%	11,688,000	13.85	10.5%
2018	105	873,000	10.2%	13,140,000	15.05	11.8%
2019	108	885,000	10.3%	11,064,000	12.50	10.0%
2020	96	1,445,000	16.8%	15,696,000	10.86	14.1%
2021	42	562,000	6.6%	7,260,000	12.92	6.5%
2022	25	172,000	2.0%	2,472,000	14.37	2.2%
2023	19	154,000	1.8%	1,776,000	11.53	1.6%
2024	27	520,000	6.1%	7,152,000	13.75	6.4%
2025	17	412,000	4.8%	5,916,000	14.36	5.3%
Thereafter	34	1,143,000	13.3%	15,084,000	13.19	13.6%

All tenants	868	8,577,000	100.0%	$111,012,000	$12.94	100.0%

Vacant space	N/A	709,000	N/A

Total portfolio	868	9,286,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a)

	Three months ended March 31,
	2015	2014
Base Rents	$22,545,000	$22,444,000
Expense Recoveries	8,141,000	7,707,000

Total Revenues	30,686,000	30,151,000
Operating expenses	10,506,000	10,218,000

NOI	$20,180,000	$19,933,000

Occupied	93.0%	93.9%
Leased	93.7%	94.0%
Average base rent	$13.04	$12.83

Number of same properties	52	52

NOI growth	1.2%

(a)	Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”. Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2015 Acquisitions and Dispositions

Acquisitions	Location	GLA	Date Acquired	Purchase Price
New London Mall (a)	New London, CT	259,566	1/23/2015	$27,314,000
Lawndale Plaza	Philadelphia, PA	93,282	2/27/2015	25,189,000

				$52,503,000

Disposition	Location	GLA	Date Sold	Sales Price
Huntingdon Plaza	Huntingdon, PA	142,845	2/2/2015	$2,200,000

(a)	Represents the remaining 60% ownership interest, giving the Company a 100% ownership interest in this property.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale

As of March 31, 2015

Property Description	State	Percent owned	Real estate at book value	GLA	Percent occupied	Average base rent per leased sq. ft.
Included in results from Continuing Operations
Circle Plaza	PA	100%	$1,492,000	92,171	100.0%	$2.74
Kenley Village	MD	100%	2,173,000	51,894	71.4%	9.00
Liberty Marketplace	PA	100%	13,084,000	68,200	98.2%	18.04

Total Real Estate Held for Sale			$16,749,000	212,265	92.4%	$9.14

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The National Association of Real Estate Investment Trusts generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating Funds From Operations (“Operating FFO”) to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, amounts relating to early extinguishment of debt and preferred stock redemption costs. The Company believes Operating FFO further assists in comparing the Company’s financial performance to other REITs and the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computation of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not by comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is a widely-recognized supplemental non-GAAP financial measure. The Company computes EBITDA as net income from continuing operations, plus interest expense, amortization of deferred financing costs, and depreciation and amortization. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers “Adjusted EBITDA” to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs and impairment provisions. The Company believes Adjusted EBITDA further assists in comparing the Company’s financial performance to other companies and the Company’s performance across reporting periods on a consistent basis by excluding such items.

EIBITDA and Adjusted EBITDA should be reviewed with GAAP net income when trying to understand the Company’s operating performance. EBITDA and Adjusted EBITDA do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computation of EBITDA and Adjusted EBITDA may differ from the computations utilized by other companies and, accordingly, may not by comparable to such companies.